                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

                      CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                              FINANCIAL STATEMENTS

                                TABLE OF CONTENTS

                                                        Page
                                                        ----
Independent Auditors' Report                             F-2

Financial Statements:

         Balance Sheet at December 31, 2002              F-3

         Statement of Operations For the year ended
              December 31, 2002                          F-4

         Statement of Shareholders' Equity For the
              year ended December 31, 2002               F-5

         Statement of Cash Flows For the year ended
              December 31, 2002                          F-6

         Notes to Financial Statements                   F-7

                        INDEPENDENT AUDITORS' REPORT


To Christopher's Original Formulas, Inc.:

We have audited the accompanying balance sheet of Christopher's Original Formulas, Inc. (a Nevada corporation) as of December 31, 2002 and the related statements of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Christopher's Original Formulas, Inc. as of December 31, 2002, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 10 to the financial statements, the Company has incurred a loss. This condition raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in Note 10.
The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ The C.P.A. Network, LLC
---------------------------
The C.P.A. Network, LLC
Provo, Utah U.S.A.
April 11, 2003

                      CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                                  BALANCE SHEET

                                                                       December 31,
                                                                           2002
                                                                       ------------

                           Assets
Current Assets:
         Cash                                                          $   2,180
         Receivables                                                      59,190
         Finished products inventory                                      73,436
         Raw materials inventory                                          62,503
                                                                       ---------
                  Total current assets                                   197,309
                                                                       ---------
Property and Equipment:
         Leasehold improvements                                           10,116
         Equipment                                                        54,371
         Vehicles                                                         11,337
         Accumulated depreciation                                        (26,504)
                                                                       ---------
                  Net property and equipment                              49,320
                                                                       ---------
Other Assets:
         Loans to shareholders                                            65,342
                                                                       ---------
                  Total other assets                                      65,342
                                                                       ---------
                  Total assets                                         $ 311,971
                                                                       =========
                  Liabilities and Equity
Current Liabilities:
         Accounts payable                                              $ 366,259
         Accrued expenses                                                164,198
         Note payable from shareholder (current portion)                   7,622
         Line of credit                                                  111,770
                                                                       ---------
                  Total current liabilities                              649,849
                                                                       ---------
Long Term Liabilities:
         Accrued interest                                                  2,646
         Note payable from shareholder                                    34,138
         Notes payable                                                    15,464
         Note payable - Vital Living                                          --
                                                                       ---------
                  Total long term liabilities                             52,248
                                                                       ---------
                  Total liabilities                                      702,097
                                                                       ---------
Equity:
         Common stock ($0.001 par value; authorized -
         50,000,000 shares; 8,683,891 issued and
         8,659,891 outstanding)                                            8,660
         Contributed Capital                                             171,159
         Treasury stock, 24,000 shares at cost                           (60,000)
         Retained earnings (deficit)                                    (509,945)
                                                                       ---------
                  Total equity                                          (390,126)
                                                                       ---------
                  Total liabilities and equity                         $ 311,971
                                                                       =========

The Auditors' Report and accompanying Notes are an integral part of these financial statements.

                      CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                            STATEMENT OF OPERATIONS



                                                     For the Year Ended
                                                        December 31,
                                                            2002
                                                     ------------------

Operating Revenues
         Sales                                          $ 2,447,246
                                                        -----------
                                                          2,447,246
Cost of Goods Sold                                        1,404,808
                                                        -----------
             Gross Profit                                 1,042,438
Operating Expenses
         General and administrative                         494,267
         Production                                         217,904
         Marketing                                          618,508
         Depreciation                                        11,675
                                                        -----------
             Operating Expenses                           1,342,354
                                                        -----------
Operating income (loss)                                    (299,916)
                                                        -----------
Other income (expenses)
         Loss on disposal of fixed assets                    (4,247)
         Interest income                                      4,908
         Interest expense                                   (13,842)
                                                        -----------
             Other Expenses                                 (13,181)
                                                        -----------
Net Income (Loss)                                       $  (313,097)
                                                        ===========
Earnings per common share -
Net Income (Loss)- Basic and Diluted                    $   (0.0433)
                                                        ===========
Weighted average shares -
         Basic and Diluted                                7,229,746
                                                        ===========

The Auditors' Report and accompanying Notes are an integral part of these financial statements.

                      CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                       STATEMENT OF SHAREHOLDERS' EQUITY
            For the Year Ended December 31, 2002 and the Six Months
                              Ended June 30, 2003



                                                  Common Stock               Additional          Retained
                                          ----------------------------       Paid - In           Earnings
                                            Shares            Amount          Capital            (Deficit)
                                          ---------         ----------       ----------         ----------
Balance at December 31, 2001              5,799,600         $    5,800       $  179,313         $ (196,848)

   Common stock issuance                  2,860,291              2,860           (2,860)
   Adjustment back to pre-mergers                                                (5,294)
   Net income (loss)                                                                              (313,097)
                                          ---------         ----------       ----------         ----------
Balance at December 31, 2002              8,659,891         $    8,660       $  171,159         $ (509,945)
                                          =========         ==========       ==========         ==========
Balance at December 31, 2001                      0         $        0
   Treasury shares at cost                   24,000            (60,000)
                                          ---------         ----------
Balance at December 31, 2002                 24,000         $  (60,000)
                                          ---------         ----------


The Auditors' Report and accompanying Notes are an integral part of these financial statements.

                      CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                            STATEMENT OF CASH FLOWS

                                                                                     Year Ended
                                                                                     December 31,
                                                                                        2002
                                                                                  -----------------

Cash flows from operating activities:
         Net income (loss)                                                         $    (313,097)
         Adjustments to reconcile operating income
         to net cash provided by operating activities:
                  Depreciation expense                                                    10,922
                  Allowance for doubtful accounts
                  Loss on sale of equipment                                                   --
                  Changes in current assets and liabilities:
                     Receivables                          (increase) decrease            (22,387)
                     Inventory                            (increase) decrease            156,134
                     Accounts payable                     increase (decrease)            127,720
                     Drawn on future deposits             increase (decrease)            (29,342)
                     Accrued expenses                     increase (decrease)             29,039
                     Line of credit                       increase (decrease)             11,575
                                                                                   -------------
                     Net cash provided (used) by
                        operating activities                                             (29,436)
                                                                                   -------------
Cash flows from investing activities:
         Capital expenditures                                                             (3,664)
         Loan to shareholder                                                                  --
         Proceeds from sale of equipment                                                      --
         Interest on shareholder loan                                                     (4,908)
                                                                                   -------------
                  Net cash provided (used) by
                     investing activities                                                 (8,572)
                                                                                   -------------
Cash flows from financing activities:
         New borrowings                                                                   41,760
         Note payable to shareholder                                                          --
         Proceeds from issuance of common stock                                               --
         Shareholder contributions                                                            --
         Proceeds from note payable to Vital Living                                           --
         Principal paid on notes payable                                                  (2,967)
         Interest accrued on notes payable                                                 1,395
                                                                                   -------------
                  Net cash provided (used) by
                     financing activities                                                 40,188
                                                                                   -------------
Net changes in cash                                                                        2,180

Cash, beginning                                                                               --
                                                                                   -------------
Cash, ending                                                                       $       2,180
                                                                                   =============
Noncash transaction:
         Treasury stock exchanged for products                                     $      60,000
                                                                                   =============

The Auditors' Report and accompanying Notes are an integral part of these financial statements.

                      CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002

NOTE 1 - SUMMARY OF ORGANIZATION & SIGNIFICANT ACCOUNTING POLICIES

A. Organization

      The Company was incorporated under the laws of the State of New Jersey on June 22, 1966 with the name "University Graphics, Inc." with authorized stock of 1,000 shares with no par value. On September 23, 1968 the authorized common stock was increased to 1,500,000 shares with a par value of $.10 per share and on June 24, 1987 the authorized shares were increased to 5,000,000 shares with a par value of $.10.

      On April 12, 2000 the authorized common stock was increased to 50,000,000 shares with a par value $.001 per share in connection with a name change to Dr. Christopher's Original Formulas, Inc. and a reverse common stock split of three shares of outstanding stock for one share in preparation for the planned acquisition of a Utah Corporation by the same name.

      Prior to 1998 the principal business activity of the Company was providing computerized illustration, typesetting, and electronic pre-press services to book and journal publishers. The Company ceased operations and became inactive during 1997 and was considered to be a development stage company up until its acquisition of Dr. Christopher's Original Formulas, Inc. (a Utah
Corporation).

      On April 7, 2000 the Company acquired Dr. Christopher's Original Formulas, Inc. (a Utah corporation organized 1/14/2000) in exchange for 2,867,000 of after split common shares of the Company. The Company's acquisition of Dr. Christopher's Original Formulas, Inc. (a Utah corporation) is being treated as a reverse acquisition.

      On June 20, 2001 the Company merged with Dr. Christopher's Original Formulas, Inc. ( a Nevada corporation organized June 14, 2001) to form a single corporation. The outstanding shares were converted on a direct one for one basis. Dr. Christopher's Original Formulas, Inc. ( a Nevada corporation) is the surviving corporation with authorized stock of 50,000,000 common shares with a par value of $0.001 and 10,000,000 preferred shares with a par value of $0.001.

      On July 25, 2001 the Company dissolved the wholly owned subsidiary Dr. Christopher's Original Formulas, Inc (a Utah corporation).

      On December 10, 2001 the Company approved a name change to NFI Holdings, Inc. by amendment of the articles of incorporation, acquired KJMC Acquisition Corporation (a Nevada corporation) as a wholly owned subsidiary, and authorized a 10 to 1 reverse stock split of the issued and outstanding common stock as of November 28, 2001.

      On December 11, 2001 KJMC Acquisition Corporation approved a name change to Christopher's Original Formulas, Inc. by amendment of the articles of incorporation.

      On June 30, 2002 through a share exchange agreement, Christopher's Original Formulas, (a Nevada corporation) was spun off from its parent company, NFI Holding, Inc. This report

                      CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002

is presented for the Nevada corporation with original shareholders of Dr. Christopher's Original Formulas, Inc. (a Utah corporation) prior to any mergers with parent companies.

      The Company has an exclusive marketing agreement with Christopher Enterprises, Inc., which has been in the herbal products business for over 28 years. The Company markets a complete line of natural herbal products.

B. Cash and Cash Equivalents

      Cash consists of amounts in demand and certificates of deposit. The Company considers all highly liquid investments maturing within three months to be cash equivalents.

C. Inventory

      Inventories are carried at the lower of cost or market (using a first-in, first-out method).

D. Property and Equipment

      Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is reflected in the income for the period. The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized.

E. Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

F. Accrued Compensated Absences

      The Company's policy is that all unused sick or vacation days lapse at the end of each calendar year.

G. Shipping and Handling

      All applicable shipping and handling costs are included in cost of sales.

H. Advertising

      The Company expenses all advertising costs as incurred.

                      CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002

NOTE 2 - RECEIVABLES

      Accounts receivable are valued at original invoice totals with no interest assessed. The allowance is estimated based on expected percentages of collections for each 30-day aging period. Receivables consist of the following:

                                                   12/31/02
                                                   --------
Customer receivables                               $ 77,184
Allowance for doubtful accounts                      (7,500)
Factored receivables                                (18,013)
Factor reserve                                        7,519
                                                   --------
Net receivables                                    $ 59,190
                                                   ========

      Factoring Agreement

      The Company has entered into a standard factoring agreement for use in securing short-term cash against Company customer invoices for growth and on-going operations. The terms of the agreement include the following:

Maximum line of credit:                                                      $300,000
Advance rate:                                                                      75%
Discount rate:                                                                    1.5%
Funds rate:                                                Prime + 2% (currently 10.5%)
Monthly Minimum:                                                             $  1,500
Origination fee:                                                             $  4,500
Term:                                                                       18 months
Document fee:                                                                $    500
UCC Filing: Company assets will be required as collateral

      The Company is not obligated to factor any invoice. The Company intends only to factor sufficient invoices to provide a smooth supply of operating and growth cash. The monthly minimum fee is equivalent to $100,000 worth of invoices factored.

NOTE 3 - MARKETING RIGHTS AGREEMENT

      Effective January 1, 2002, the Company entered into a Marketing License Agreement with Christopher Enterprises, Inc. This agreement supersedes all prior contract, arrangements, agreements and understandings between the parties.

      The agreement grants exclusive license to sell, use, advertise and market all of Dr. Christopher's original formulas, all of David Christopher's formulas and products, and all other products currently being produced, marketed and/or sold by Christopher Enterprises, Inc. Royalties will be paid for a period of 20 years at a rate of $0.125 per Licensed Product sold. All of the agreement will become permanent and binding if gross sales increase 25% annually for the first five years of the agreement.

                      CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002

NOTE 4 - MANUFACTURING AGREEMENT

      Effective January 1, 2002, the Company entered into a Manufacturing Agreement with Christopher Enterprises, Inc. granting the license to manufacture all Licensed Products to the Company. Christopher Enterprises, Inc. will serve as the sole and exclusive broker of all sourcing of the Licensed Products and will be paid a commission of 5% per invoice. In exchange for assuming all cash flow obligations related to manufacturing of Christopher Enterprises, the Company was relieved of all notes payable and accounts payable existing on March 31, 2002. The term of this agreement is five years.

      The cash flow obligations assumed in the manufacturing agreement are as follows:

Description                        Monthly Payment  Interest Rate       Payoff
-----------                        ---------------  -------------       ------
Zion's Line of Credit                 $   700           6.75%          $95,000
Countrywide Home Equity Line              494           7.00%           83,130
Wells Fargo Credit Card                   555          12.25%           56,878
Provident Mortgage                        607           6.38%           64,134
US Bank                                   660           5.00%           43,978

NOTE 5 - LOAN TO SHAREHOLDER

      Before actually beginning operations on July 1, 2000, Robert C. Scott, president and major shareholder borrowed $53,667 from the Company. A promissory note was issued with an interest rate of 8% per annum. The entire principal balance and interest thereon is due on July 1, 2005.

      Balance of note as of December 31, 2002 was:

Principal                                $53,667
Accrued interest                          11,675
                                         -------
Balance at 12/31/2002                    $65,342
                                         =======

NOTE 6 - LONG-TERM DEBT

      Long-Term Debt consists of the following:

                                                  12/31/02
                                                  --------
Note payable - Herbs Wonderful                    $ 18,110
Note payable - Robert C. Scott                      41,760
Less current portion                                (7,622)
                                                  --------
                                                  $ 52,248
                                                  ========

                      CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002

      The following is a schedule of note maturities by year at December 31, 2002:

                    Interest        Principal          Total
                    -------         ---------         -------
2003                $ 1,752          $ 7,622          $ 9,374
2004                  5,962           23,434           29,396
2005                  1,038            8,335            9,373
2006                    657            8,717            9,374
Thereafter              258            9,116            9,374
                    -------          -------          -------
Total               $ 9,667          $57,224          $66,891
                    =======          =======          =======

      Descriptions of long-term debt follow:

      The Company issued the following promissory notes:

            The Company issued a promissory note to Herbs Wonderful in the amount of $9,435. The note's principal and interest are to be retired on January 22, 2004. The interest rate is 8% per annum. An invoice for products from Christopher Enterprises was paid by Christopher's Original Formulas and credited against this Note in the amount of $1,004. A payment of $3,000 was made against this note. The remaining principal balance at December 31, 2002 was $5,464 and accrued interest to date was $1,262.

            The Company issued a promissory note to Herbs Wonderful in the amount of $10,000. The note's principal and interest are to be retired on May 7, 2004. The interest rate is 8% per annum. The remaining principal balance at December 31, 2002 was $10,000 and accrued interest to date was $1,385.

            The Company issued a promissory note to Robert C. Scott, President and majority shareholder in the amount of $41,760. Quarterly principal and interest payments are due quarterly and is scheduled to be retired on December 31, 2007. The interest rate is 4.5% per annum. The remaining principal balance at December 31, 2002 was $41,760.

NOTE 7 - RELATED PARTY TRANSACTIONS

      The Company purchased $62,700 of products from Balance Systems, Inc. and owed them $200 as of December 31, 2002. The Company and Balance Systems, Inc. have common controlling shareholders.

      The Company owes Herbs Wonderful $18,110 (as described in Note 6). The Company and Herbs Wonderful have common controlling shareholders.

      The Company owes Robert C. Scott, President and majority shareholder $41,760 (as described in Note 6).

                      CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002

      The following two owners of Christopher Enterprises, Inc. (see Notes 3 and
4) are also shareholders of Christopher's Original Formulas, Inc.:

                                                       Percent of total
                                   Shares             shares outstanding
                                   ------          --------------------------
Norman Bacalla                    100,000                          1%
Ruth Bacalla                      100,000                          1%

Also see Note 5 - Loan to Shareholder

NOTE 8 - LINE OF CREDIT

      As of March 26, 2001, the Company was approved for a $100,000 line of credit secured by personal assets of the Company's president, Robert
Scott. The balance at December 31, 2002 was $93,449.

      As of July 1, 2001, the Company was approved for an additional $10,000 line of credit signature loan, signed by the Company's president, Robert Scott. The balance at December 31, 2002 was $6,748.

      As of August 1, 2002, the Company was approved for $13,800 business capital line from American Express, signed by the Company's president, Robert Scott. The balance at December 31, 2002 was $11,573.

NOTE 9 - SUBSEQUENT EVENTS

      On February 25, 2003 the Company entered into preliminary negotiations with Vital Living, Inc., a publicly listed company, to effect a merger between the two companies. In connection with these negotiations, Vital Living loaned the Company $40,000 to pay selected accounts payable balances.

NOTE 10 - GOING CONCERN

      The accompanying financial statements of the Company have been prepared on a going concern basis, which contemplates profitable operations and the satisfaction of liabilities in the normal course of business. The Company reported a loss before extraordinary items of $ 313,098 for the year ended December 31, 2002. The Company continues to experience serious cash flow difficulties. This uncertainty raises substantial doubt about the ability of the Company to continue as a going concern.

      The Company's continuation as a going concern is dependent upon its ability to generate profitable operations or secure adequate new financing. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

      The Company engaged Carriage House Capital, LLC, to find a suitable Over-The-Counter Bulletin Board company with which to merge and to secure a minimum of $1,000,000 in equity financing. The Company's management believes that an appropriate merger will allow the Company to expand its prime marketing activities, reduce costs by better raw materials sourcing,

                      CHRISTOPHER'S ORIGINAL FORMULAS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                December 31, 2002


improvements and increases in inventory and be in a position to acquire other businesses and products that will utilize existing manufacturing and marketing channels to enhance the future profitability of the Company.

      During 2002,the Company also retained the services of an outside marketing firm to evaluate the Company's opportunity to penetrate the health food store market. The firm, Real Business Solutions, recommended major changes in the look of the Christopher brand labels, changes in the names of the individual products to make them more understandable and adjustments in the pricing of some products. The Company's management believes that the subsequent changes, although costly and detrimental to cash flow at the time, have now resulted in a much stronger opportunity to penetrate this core market for its products.